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                                                                    Exhibit 10.8



                        List of Documents Substantially
                            Similar to Exhibit 10.6


1. Amendment No. 1 to Master Lease Agreement between Jameson Inns, Inc. and Jameson Properties, LLC, as lessor and Jameson Development Company, LLC as lessee.

2. Amendment No. 1 to Master Lease Agreement between Jameson Inns, Inc. and Jameson Properties of Tennessee, LP, as lessor and Jameson Development Company, LLC as lessee.